CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Dividends declared	$ 82,380	$ 81,046	$ 79,043
Common Class A [Member]
Dividends declared, per share	$ 1.00	$ 1.00	$ 1.00
Dividends declared	58,043	56,709	54,706
Common Class B [Member]
Dividends declared, per share	$ 1.00	$ 1.00	$ 1.00
Dividends declared	$ 24,337	$ 24,337	$ 24,337